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                                  EXHIBIT 99.3



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   [GRAPHIC OMITTED]
      Equity One                                            [FBR LOGO]
=======================
a Popular, Inc. Company


                                EQUITY ONE 2004-4

                       COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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DEAL NAME: EQUITY ONE 2004-4 FIXED ONLY

THE PERCENTAGES PER TABLE SHOULD ADD UP TO 100%

FICO & DOCUMENTATION
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                                             REDUCED/
                                             LIMITED
FICO SCORE     FULL DOC     STATED DOC         DOC         ALT DOC        ALL DOCS             WAC      AVG PRIN BAL  CURRENT LTV
---------------------------------------------------------------------------------------------------------------------------------
501-550            1.98           0.00          0.00          0.00            1.98           7.633       $123,343.93        73.85
551-600           10.09           0.53          0.17          0.15           10.94           7.119       $141,075.32        78.58
601-650           29.54           5.10          1.11          0.74           36.49           6.784       $155,572.60        81.60
651-700           22.03           8.05          1.34          0.91           32.33           6.457       $176,533.25        81.49
701-750            8.01           3.28          0.27          0.19           11.75           6.349       $178,632.75        78.91
751-800            5.06           0.92          0.08          0.05            6.11           5.945       $206,344.98        70.88
801-850            0.38           0.02          0.00          0.00            0.40           5.800       $272,173.61        71.38
TOTAL             77.09          17.90          2.98          2.03          100.00           6.625       $164,441.36        80.07
---------------------------------------------------------------------------------------------------------------------------------

LTV & FICO
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CURRENT LTV       501 - 550      551 - 600     601 - 650     651 - 700       701 - 750       751 - 800       801 - 850         FICO
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 0.01-10               0.01           0.00          0.00          0.00            0.00            0.00            0.00         0.01
10.01-20               0.00           0.03          0.01          0.01            0.09            0.01            0.00         0.15
20.01-30               0.03           0.03          0.10          0.07            0.00            0.06            0.00         0.30
30.01-40               0.03           0.07          0.22          0.14            0.23            0.20            0.00         0.89
40.01-50               0.09           0.22          0.43          0.54            0.26            0.37            0.02         1.92
50.01-60               0.12           0.58          1.10          1.09            0.81            0.67            0.07         4.43
60.01-70               0.20           1.14          3.84          3.11            1.18            1.33            0.09        10.89
70.01-80               0.99           3.85         12.13         11.38            3.91            2.26            0.17        34.68
80.01-90               0.51           4.04         11.11          9.59            3.15            0.88            0.06        29.33
90.01-100              0.00           0.98          7.56          6.40            2.12            0.34            0.00        17.40
TOTAL                  1.98          10.93         36.49         32.33           11.75            6.11            0.41       100.00
------------------------------------------------------------------------------------------------------------------------------------
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CURRENT LTV         AVG PRIN BAL                 WAC      LIMITED DOC        STATED DOC
---------------------------------------------------------------------------------------
 0.01-10              $49,826.02               8.350             0.00              0.00
10.01-20             $112,570.59               6.097             0.00              8.87
20.01-30             $101,771.14               6.741             4.59              6.14
30.01-40             $129,062.76               6.145             6.79             19.50
40.01-50             $142,930.89               6.136             5.96             24.61
50.01-60             $164,024.75               6.250             2.64             28.17
60.01-70             $173,420.78               6.244             2.48             32.40
70.01-80             $179,174.16               6.540             4.16             20.93
80.01-90             $162,953.97               6.797             2.92             17.08
90.01-100            $145,034.48               6.920             0.59              1.02
TOTAL                $164,441.36               6.625             2.98             17.90
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PRIN BALANCE & FICO
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PRIN BALANCE            501 - 550     551 - 600     601 - 650     651 - 700     701 - 750     751 - 800      801 - 850   TOTAL FICO
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$1-$50,000                   0.03          0.14          0.13          0.09          0.03          0.01           0.00         0.42
$50,001-$100,000             0.56          2.01          4.78          2.76          1.04          0.45           0.02        11.61
$100,001-$150,000            0.49          2.86          8.87          6.34          2.16          0.90           0.05        21.68
$150,001 - $200,000          0.46          2.01          6.77          6.65          2.22          0.70           0.03        18.84
$200,001 - $250,000          0.17          1.29          6.50          5.09          2.14          0.70           0.00        15.89
$250,001 - $300,000          0.20          0.96          4.45          3.78          1.50          0.63           0.05        11.58
$300,001 - $350,000          0.00          0.90          2.35          3.04          1.01          0.90           0.00         8.20
$350,001 - $400,000          0.07          0.22          1.18          2.30          0.99          0.55           0.07         5.37
$400,001 - $450,000          0.00          0.16          0.64          1.11          0.40          0.55           0.00         2.84
$450,001 - $500,000          0.00          0.27          0.62          0.97          0.27          0.53           0.09         2.76
$500,001 - $550,000          0.00          0.00          0.10          0.20          0.00          0.09           0.10         0.49
$550,001 - $600,000          0.00          0.11          0.11          0.00          0.00          0.10           0.00         0.32
TOTAL                        1.98         10.93         36.49         32.33         11.75          6.11           0.41       100.00
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PRIN BALANCE              CURRENT LTV                 WAC      LIMITED DOC       STATED DOC
--------------------------------------------------------------------------------------------
$1-$50,000                      73.54               7.712             0.00              1.47
$50,001-$100,000                79.34               7.113             1.32             11.67
$100,001-$150,000               82.25               6.793             2.02             11.29
$150,001 - $200,000             80.13               6.627             2.91             19.43
$200,001 - $250,000             80.14               6.574             4.05             19.46
$250,001 - $300,000             79.86               6.471             4.39             24.48
$300,001 - $350,000             79.23               6.381             2.94             28.36
$350,001 - $400,000             78.97               6.328             5.19             27.11
$400,001 - $450,000             77.91               6.139             2.68             22.27
$450,001 - $500,000             75.58               5.965             3.23              3.19
$500,001 - $550,000             75.32               5.985             0.00              0.00
$550,001 - $600,000             72.30               6.393             0.00              0.00
TOTAL                           80.07               6.625             2.98             17.90
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

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
PREPAYMENT PENALTY & FICO
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PREPAYMENT PENALTY TERM       501 - 550      551 - 600     601 - 650     651 - 700     701 - 750    751 - 800      801 - 850
----------------------------------------------------------------------------------------------------------------------------
0                                  0.27           1.38          4.49          3.49          1.34         0.69           0.06
12                                 0.07           0.45          1.93          1.56          0.91         0.14           0.00
24                                 0.12           0.26          0.64          0.94          0.15         0.09           0.00
36                                 0.78           5.35         16.38         17.37          6.42         3.68           0.11
48                                 0.00           0.05          0.26          0.24          0.08         0.02           0.00
60                                 0.74           3.44         12.79          8.74          2.84         1.49           0.23
TOTAL                              1.98          10.93         36.49         32.33         11.75         6.11           0.41
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PREPAYMENT PENALTY TERM     TOTAL FICO      CURRENT LTV                 WAC     AVG PRIN BAL       LIMITED DOC   STATED DOC
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0                                11.72            82.69               6.965      $131,884.47              2.36        13.35
12                                5.07            76.15               6.661      $203,108.88              0.56        27.73
24                                2.20            79.70               6.784      $176,347.11              4.58        16.11
36                               50.09            78.76               6.503      $171,031.10              1.96        17.87
48                                0.65            81.38               6.530      $184,108.64              3.32        22.31
60                               30.26            81.88               6.680      $163,253.17              5.19        18.09
TOTAL                           100.00            80.07               6.625      $164,441.36              2.98        17.90
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MORTG RATES & FICO
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MORTG RATES        501 - 550      551 - 600     601 - 650     651 - 700       701 - 750       751 - 800      801 - 850    TOTAL FICO
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4.001-4.5%              0.00           0.00          0.03          0.12            0.03            0.07           0.00          0.24
4.501-5.0%              0.00           0.00          0.17          0.44            0.29            0.87           0.00          1.78
5.001-5.5%              0.00           0.13          1.01          1.54            0.88            0.67           0.02          4.26
5.501-6.0%              0.08           0.92          5.35          8.44            3.59            2.25           0.32         20.94
6.001-6.5%              0.02           1.39          7.25          7.32            2.83            1.20           0.06         20.05
6.501-7.0%              0.30           3.54         11.56          8.85            2.23            0.70           0.00         27.20
7.001-7.5%              0.48           1.86          5.59          3.27            0.99            0.18           0.00         12.38
7.501-8.0%              0.66           1.96          3.99          1.80            0.71            0.08           0.00          9.19
8.001-8.5%              0.29           0.56          0.81          0.32            0.14            0.03           0.00          2.16
8.501-9.0%              0.07           0.42          0.64          0.19            0.06            0.04           0.00          1.42
9.001-9.5%              0.02           0.03          0.10          0.03            0.00            0.02           0.00          0.19
9.501-10.0%             0.06           0.12          0.00          0.01            0.00            0.00           0.00          0.19
TOTAL                   1.98          10.93         36.49         32.33           11.75            6.11           0.41        100.00
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MORTG RATES            CURRENT LTV                 WAC     AVG PRIN BAL       LIMITED DOC   STATED DOC
------------------------------------------------------------------------------------------------------
4.001-4.5%                   59.35               4.422      $162,731.86              0.00         0.00
4.501-5.0%                   68.45               4.905      $221,836.23              0.00         0.00
5.001-5.5%                   72.00               5.320      $193,890.97              1.40         3.53
5.501-6.0%                   75.08               5.845      $210,503.85              2.20        16.78
6.001-6.5%                   79.30               6.324      $180,853.05              1.41        21.84
6.501-7.0%                   82.52               6.806      $161,294.77              3.75        19.34
7.001-7.5%                   84.51               7.304      $141,684.74              6.45        18.68
7.501-8.0%                   84.94               7.770      $130,475.04              3.02        18.37
8.001-8.5%                   85.22               8.282      $102,597.35              1.40        18.04
8.501-9.0%                   82.23               8.744      $103,041.75              3.52        11.10
9.001-9.5%                   75.78               9.298       $90,908.64              0.00        19.98
9.501-10.0%                  81.12               9.736       $64,997.98              0.00         5.80
TOTAL                        80.07               6.625      $164,441.36              2.98        17.90
------------------------------------------------------------------------------------------------------

MORTG RATES & LTV
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MORTG RATES       LTV < 40       40.01-50    50.01 - 60    60.01 - 70      70.01 - 80      80.01 - 90     90.01 - 100     TOTAL LTV
------------------------------------------------------------------------------------------------------------------------------------
4.001-4.5%            0.03           0.00          0.10          0.06            0.05            0.00            0.00          0.24
4.501-5.0%            0.08           0.05          0.16          0.59            0.71            0.19            0.00          1.78
5.001-5.5%            0.10           0.27          0.31          1.11            1.45            0.72            0.30          4.26
5.501-6.0%            0.49           0.84          1.38          3.46            8.76            4.20            1.82         20.94
6.001-6.5%            0.28           0.28          1.12          2.07            7.72            5.58            2.99         20.05
6.501-7.0%            0.12           0.28          0.80          2.23            9.03            9.23            5.51         27.20
7.001-7.5%            0.06           0.14          0.30          0.71            3.34            4.80            3.05         12.38
7.501-8.0%            0.18           0.05          0.17          0.39            2.28            3.30            2.82          9.19
8.001-8.5%            0.01           0.02          0.06          0.09            0.55            0.76            0.67          2.16
8.501-9.0%            0.02           0.00          0.01          0.17            0.51            0.48            0.23          1.42
9.001-9.5%            0.00           0.00          0.02          0.00            0.16            0.01            0.01          0.19
9.501-10.0%           0.00           0.00          0.00          0.01            0.11            0.07            0.00          0.19
TOTAL                 1.35           1.92          4.43         10.89           34.68           29.33           17.40        100.00
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MORTG RATES              AVG FICO        AVG PRIN BAL      LIMITED DOC        STATED DOC
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4.001-4.5%                 702.00         $162,731.86             0.00              0.00
4.501-5.0%                 730.00         $221,836.23             0.00              0.00
5.001-5.5%                 690.00         $193,890.97             1.40              3.53
5.501-6.0%                 679.00         $210,503.85             2.20             16.78
6.001-6.5%                 663.00         $180,853.05             1.41             21.84
6.501-7.0%                 647.00         $161,294.77             3.75             19.34
7.001-7.5%                 638.00         $141,684.74             6.45             18.68
7.501-8.0%                 626.00         $130,475.04             3.02             18.37
8.001-8.5%                 617.00         $102,597.35             1.40             18.04
8.501-9.0%                 626.00         $103,041.75             3.52             11.10
9.001-9.5%                 619.00          $90,908.64             0.00             19.98
9.501-10.0%                567.00          $64,997.98             0.00              5.80
TOTAL                      656.00         $164,441.36             2.98             17.90
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